Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services Canada Corporation (the “Company”)
CIBC World Markets Inc.
CIBC World Markets Corp
(together, the “Specified Parties”)

Re: MBARC Credit Canada Inc., 2019-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “20181130 SALC 2019-A Prel. Pool Data Tape_KPMG.xls” provided by the Company on December 4, 2018 (the “Data File”), containing certain information related to 19,825 automobile lease receivables as of November 30, 2018 (the “Cut-off Date”), which we were informed are intended to be included as collateral in the offering of the MBARC Credit Canada Inc., 2019-A, Asset Backed Notes (the “Notes”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

●
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

●	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.
●	The term “Leases” means a pool of new and pre-owned automobile lease receivables and the related leased vehicles.
●
The term “Lease Contract” means the original, photocopy or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

●
The term “ALFA” means the Company’s lease portfolio management system used to track and account for its automobile leases beginning May 2, 2016 (which also contains information originated in the prior system, LeMans).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

●
The term “LeMans” means the Company’s lease portfolio management system used to track and account for its automobile leases until May 2, 2016, when this system was superseded by the ALFA system and all active contracts in LeMans were migrated to ALFA.

●	The term “FAW” means Financial Agent Workbench, which is the Company’s Customer Relationship Management tool used to service customer accounts.
●	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile leases.
●
The term “Lease Files” means any file containing some or all of the following documents for each of the Sample Leases (defined below): Lease Contract and various screenshots contained within ALFA (which may also contain information originated in the prior system, LeMans), ACE, or FAW.

A.
The Company instructed us to select a random sample of 100 Leases from the Data File (the “Sample Leases”). A listing of the Sample Leases is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we compared or recomputed the specified attributes listed below contained in the Data File to or using the corresponding information contained in the Lease Files. The Specified Parties indicated that the absence of the specified documents in the Lease Files or the inability to agree the indicated information from the Data File to the Lease Files, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Lease File documents are listed in order of priority until such attribute was agreed.

Attributes	Lease Files/Instructions
Lease Number	ALFA
Running Rate	ALFA
Adjusted Capitalized Cost	Lease Contract
Original Start Date	ALFA
Maturity Date (Recomputed Maturity Date)
Lease Contract. For purposes of comparing Maturity Date, the Company instructed us to recompute the Maturity Date (the “Recomputed Maturity Date”) as the Lease Date indicated in the Lease Contract plus the Original Term indicated in the Lease Contract. We compared the Recomputed Maturity Date to the “O_OriginalMaturity Date” field in Data File.

For Sample Leases originated in LeMans (identified as account numbers beginning with “7” in the “PCD_ACCT_NBR” field in the Data File), the Company instructed us to consider Recomputed Maturity Dates equal to the 29th, 30th or 31st day of a month to be in agreement if the Data File indicated that the Maturity Date was the 1st, 2nd or 3rd day of the following month.
For Sample Leases originated in ALFA (identified as account numbers beginning with “5” in the “PCD_ACCT_NBR” field in the Data File) for which the Maturity Date stated in the Data File did not agree to the Recomputed Maturity Date, we were instructed by the Company to consider the Sample Lease to be in agreement if the difference

Attributes	Lease Files/Instructions
between Maturity Date in the Data File and the Recomputed Maturity Date was within two (2) days.
Vehicle Value	ALFA
New/Used
Lease Contract.For purposes of comparing New/Used, we compared the“O_NewUsed” field in the Data File to the New/Used information indicated in the Lease Contract. In the event the Lease Contract indicated “Demo,” the Company instructed us to consider the Sample Lease to be “New,” if the odometer reading per the Lease Contract was less than 15,000 kilometers. The Company informed us that it is the Company’s policy to consider such Leases to be “New” for purposes of structuring the leases using new car residual values. The Company also instructed us to consider a “Demo” vehicle to be “Used,” regardless of the odometer reading, if the vehicle was previously leased to an employee of the Company under a Lease Contact. The Company instructed us to identify if the lease was a prior “employee lease” that was terminated, by identifying such information in ALFA using the “O_VIN” field in the Data File.

Original Term	Lease Contract
Contract Residual	Lease Contract
Province or Territory of Origination	“Garaging Address” in FAW
Base Rent Payment	Lease Contract
Vehicle Make	Lease Contract
Vehicle Model Year	Lease Contract
Vehicle Identification Number	Lease Contract
Credit Score
ACE. For purposes of comparing Credit Score, the Company instructed us not to compare the “O_CreditScore” field in the Data File for Sample Leases that contained a blank or a “0” in this field. The Company informed us that Sample Leases with a blank Credit Score or a Credit Score of “0” were either (i) leases for small business owners with vehicles registered under the Company’s name, or (ii) rebooked leases with existing credit approval from the original booking.

Current Remaining Term (Recomputed Current Remaining Term)
ALFA. For purposes of comparing Current Remaining Term, in the event a payment was made after the Cut-off Date, the Company instructed us to recompute the Current Remaining Term (“Recomputed Current Remaining Term”) as the number contained in the “Rentals Remaining” field in ALFA plus one month. We compared the Recomputed Current Remaining Term to the “S_CurrRemTerm” field in the Data File.

The information regarding the Sample Leases was found to be in agreement with the respective information contained in the Lease Files, except as listed in Exhibit B. There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File and the Lease Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Lease Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, province, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
January 23, 2019

Exhibit A

The Sample Leases

Sample Lease #	Lease Number	Sample Lease #	Lease Number	Sample Lease #	Lease Number
1	356	35	7584	69	14537
2	453	36	7720	70	14549
3	502	37	7757	71	15024
4	850	38	7802	72	15161
5	945	39	7964	73	15325
6	1209	40	8341	74	15415
7	1315	41	8375	75	15613
8	1551	42	8422	76	15688
9	1618	43	8987	77	15961
10	1648	44	9174	78	16122
11	1838	45	9393	79	16190
12	2241	46	9609	80	16683
13	2244	47	9623	81	16834
14	2306	48	9776	82	16846
15	2333	49	10241	83	16856
16	2828	50	10310	84	17159
17	2933	51	10412	85	17320
18	3100	52	10448	86	17358
19	3567	53	10507	87	17493
20	3581	54	10672	88	17514
21	4473	55	10817	89	17745
22	4520	56	10850	90	17904
23	4749	57	10994	91	18018
24	5146	58	11205	92	18289
25	5267	59	11214	93	18407
26	5710	60	11634	94	18528
27	5718	61	11692	95	19095
28	6071	62	12059	96	19195
29	6202	63	12683	97	19233
30	6250	64	12897	98	19338
31	6509	65	12912	99	19565
32	7126	66	13153	100	19602
33	7133	67	13855
34	7210	68	14296

The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception List

Sample Lease Number	Lease Number	Attribute	Per Data File	Per Lease File
46	9609	Maturity Date	6/30/2021	7/3/2021
89	17745	Maturity Date	4/3/2020	3/31/2020